U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Minera Andes Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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Notes:

Reg. (S) 240.14a-101

NOTICE OF

- and -

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL MEETING OF
COMMON SHAREHOLDERS OF

MINERA ANDES INC.

DATED MAY 1, 2004

THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF MINERA ANDES INC. OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF ALL COMMON SHAREHOLDERS

TO BE HELD AT:

FIELD LLP
1900, 350 – 7th Avenue S.W.
Calgary, Alberta T2P 3N9

In the Milvain Boardroom

Thursday, June 24, 2004

Minera Andes Inc. Meeting: 2:00 p.m. (Calgary Time)

MINERA ANDES INC.
111 East Magnesium Road, Suite A
Spokane, Washington, 99208 USA

NOTICE

OF THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General Meeting of the Shareholders of Minera Andes Inc. (the Corporation”) will be held in the Milvain Boardroom at the offices of Field LLP at 1900, 350 – 7th Avenue S.W., Calgary, Alberta at the hour of 2:00 p.m. (Calgary time), on Thursday, June 24, 2004, for the following purposes:

1.	to receive and consider the annual report of the board of directors to the shareholders and the audited financial statements of the Corporation, for the fiscal year ended December 31, 2003, and the report of the Auditors thereon;

2.	to fix the number of directors to be elected for the ensuing year;

3.	to elect a Board of Directors for the ensuing year;

4.	to appoint BDO Dunwoody LLP as Auditors for the ensuing year at remuneration to be fixed by the directors; and

5.	to transact any such other business as may properly be brought before the meeting or any adjournment thereof.

Shareholders who are unable to attend the meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

DATED at the City of Spokane, in the State of Washington, this 7th day of May, 2004.

BY ORDER OF THE BOARD OF DIRECTORS
"Allen V. Ambrose"
Allen V. Ambrose, President

IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 – 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours prior to the meeting or any adjournment thereof.

MINERA ANDES INC.
111 East Magnesium Road, Suite A
Spokane, Washington
USA   99208

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

June 24, 2004

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read “Advice to Beneficial Shareholders” within for an explanation of their rights.

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MINERA ANDES INC. (the “Corporation”) of proxies for the annual general meeting of the shareholders of the Corporation (the “Meeting”) to be held on Thursday, June 24, 2004, at 2:00 p.m. (Calgary time) in the Milvain Boardroom, at the offices of Field LLP, 1900, 350 – 7th Avenue S.W., Calgary, Alberta T2P 3N9 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. The Management Information Circular will be mailed on or about May 17, 2004.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Instrument 54-101, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Instrument of Proxy, Allen V. Ambrose, President, of Spokane, Washington and Bonnie Kuhn, Chief Financial Officer and Secretary, of Calgary, Alberta, have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ALLEN V. AMBROSE OR

BONNIE KUHN, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder’s common shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 – 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the shareholder delivering to the Corporation a later dated proxy or by personally attending at the Meeting and voting his common shares.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many shareholders of the Corporation as a substantial number of shareholders do not hold their common shares of the Corporation in their own names. Shareholders of the Corporation who do not hold their common shares in their own names (referred to herein as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder’s name on the records of the Corporation. Such shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares of the Corporation held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory rules require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial

Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication (“ADP”) formerly Independent Investor Communications Corporation. ADP typically applies a special sticker to the proxy forms, mails those forms to the Beneficial Shareholders and asks Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with an ADP sticker on it cannot use that proxy to vote common shares directly at the Meeting — the proxy must be returned to ADP well in advance of the Meeting in order to have their common shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares of the Corporation registered in the name of his broker (or an agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote such common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder, should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

VOTING OF PROXIES

The persons named in the enclosed Instrument of Proxy are directors and/or officers of the Corporation who have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his Proxy how to vote his common shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The authorized share capital of the Corporation consists of an unlimited number of common shares and an unlimited number of preferred shares (non-voting). As of the effective date of this Management Information Circular, being May 1, 2004 unless otherwise indicated (the “Effective Date”), the issued and outstanding share capital of the Corporation consists of 70,164,240 common shares. To date, no preferred shares have been issued.

The Corporation will prepare a list of shareholders of record at the close of business on May 7, 2004 (the “Record Date”). A holder of common shares named on that list will be entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her common shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed common share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the common shares, at least ten (10) days prior to the Meeting, in which case the transferee may vote those common shares at the Meeting.

The By-laws of the Corporation provide that holders present not being less than two (2) in number and holding or representing not less than ten (10%) percent of the issued common shares of the Corporation, shall constitute a quorum for the meeting in respect of holders of common shares.

The following table sets forth certain information regarding the beneficial ownership, as of May 1, 2004 of the common shares by (i) each person known by the Corporation to own beneficially more than 5% of the common shares, (ii) each director of the Corporation, (iii) each officer of the Corporation and (iv) all directors and executive officers as a group. Except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them.

	COMMON SHARES		PERCENTAGE
NAME AND PLACE OF	BENEFICIALLY		OF COMMON
RESIDENCE	OWNED(1)		SHARES(1)
Officers & Directors
Allen V. Ambrose 111 East Magnesium Road, Suite A Spokane, Washington 99208	1,097,200	(2)	1.6%
John Johnson Crabb 4950 Gonzales Road Madeira Park, British Columbia V0H 2H0	365,000	(3)	<1%
Gary A. Craig 111 East Magnesium Road, Suite A Spokane, Washington 99208	175,000	(4)	<1%
Brian Gavin 111 East Magnesium Road, Suite A Spokane, Washington 99208	1,100,400	(2)	1.6%
A.D. (Darryl) Drummond 20, 5760 Hampton Place Vancouver, British Columbia V6T 2G1	295,000	(5)	<1%
Bonnie L. Kuhn 1900, 350 – 7th Avenue S.W. Calgary, Alberta T2P 3N9	349,500	(6)	<1%

	COMMON SHARES		PERCENTAGE
NAME AND PLACE OF	BENEFICIALLY		OF COMMON
RESIDENCE	OWNED(1)		SHARES(1)
5% or Greater Shareholders
Neal A. and Joan L. Degerstrom 3303 North Sullivan Road Spokane, Washington 99216	5,775,000	(7)	8.2%
Passport Management, LLC 402 Jackson Street San Francisco, CA 94111	5,290,000	(8)	7.5%
Sprott Asset Management Inc. Royal Bank Plaza, South Tower Suite 2700 Toronto, Ontario M5J 2J1	5,937,900	(9)	8.4%
All directors and executive officers as a group (6 persons)	3,382,100	(10)	4.8%

Notes:

(1)	Shares which the person or group has the right to acquire within 60 days after May 1, 2004 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating the percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group. Percentage ownership has been calculated based on a total of 70,164,240 shares outstanding.

(2)	Includes stock options entitling the holder to acquire 210,000 shares upon payment of Cdn$0.55, 100,000 shares upon payment of Cdn$0.16, 160,000 shares upon payment of Cdn$0.40, 150,000 shares upon payment of Cdn$0.31, and 360,000 upon payment of Cdn$0.59.

(3)	Includes stock options entitling the holder to acquire 120,000 shares upon payment of Cdn$0.55, 40,000 shares upon payment of Cdn$0.16, 60,000 shares upon payment of Cdn$0.40, 40,000 shares upon payment of Cdn$0.31 and 75,000 shares upon payment of Cdn$0.59.

(4)	Includes stock options entitling the holder to acquire 60,000 shares upon payment of Cdn$0.40, 40,000 shares upon payment of Cdn$0.31 and 75,000 shares upon payment of Cdn$0.59.

(5)	Includes stock options entitling the holder to acquire 120,000 shares upon payment of Cdn$0.55, 60,000 shares upon payment of Cdn$0.40, 40,000 shares upon payment of Cdn$0.31 and 75,000 shares upon payment of Cdn$0.59.

(6)	Includes stock options entitling the holder to acquire 80,000 shares upon payment of Cdn$0.55, 8,500 shares upon payment of Cdn$0.16, 80,000 shares upon payment of Cdn$0.40, 60,000 shares upon payment of Cdn$0.31 and 120,000 shares upon payment of Cdn$0.59.

(7)	The Common Shares are owned beneficially by Mr. and Mrs. Degerstrom by virtue of their combined majority control of the record owner, N.A. Degerstrom, Inc. (“Degerstrom”).

(8)	Pursuant to a 13G Report dated April 19, 2004 filed under the Securities Exchange Act of 1934, each of Passport Management, LLC, a Delaware limited liability company, Ralph McCluskey and John Burbank beneficially own 5,290,000 shares (includes warrants to acquire common shares) representing 7.5% of the aggregate number of shares outstanding. Passport Master Fund, LP beneficially owns 3,904,228 shares (includes warrants to acquire common shares) and Passport Master Fund II, LP, a British Virgin Islands limited partnership, beneficially owns 1,385,712 shares (includes warrants to acquire common shares) representing approximately 5.6% and 2.0% respectively of the aggregate number of shares outstanding. Passport Management, LLC, an investment adviser that is controlled and managed by Messrs. McCluskey and Burbank (as co-Managers), has voting and dispositive power over all of the shares reported. Neither Mr. McCluskey nor Mr. Burbank, acting alone, has voting or dispositive power over the shares. Messrs. McCluskey and Burbank, and each of them, disclaim beneficial ownership of the all of the shares reported.

(9)	Sprott Canadian Gold and Precious Minerals Fund holds 6.32% of the Corporation’s shares (including warrants to acquire 1,479,300 common shares) through which Sprott Asset Management Inc. exercises investment discretion and voting authority in respect to the shares. In addition, Sprott Strategic Offshore Gold Fund Ltd. holds 2.53% of the Corporation’s shares (including warrants to acquire 500,000 common shares) through which Sprott Asset Management Inc. exercises investment discretion and voting authority in respect to the shares.

(10)	Includes stock options to acquire 740,000 shares upon payment of Cdn$0.55, 248,500 shares upon payment of Cdn$0.16, 580,000 shares upon payment of Cdn$0.40, 480,000 shares upon payment of Cdn$0.31 and 1,065,000 shares upon payment of Cdn$0.59.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

A.	Compensation of Directors

The Corporation has five directors. During the fiscal period ended December 31, 2003, the Corporation paid no cash compensation (including salaries, director’s fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such. The directors are reimbursed for expenses incurred in attending any directors meetings.

Two (2) of the directors were, at December 31, 2003, executive officers of the Corporation. Executive officers of the Corporation who also act as directors do not receive any additional compensation for services rendered in their capacity as directors other than as paid by the Corporation to such executive officers in their capacity as executive officers. See “Compensation of Officers”. The Corporation does carry liability insurance for its directors.

During the fiscal year ended December 31, 2003, 1,075,000 stock options were granted to directors of the Corporation.

B.	Compensation of Officers

1.	Cash

During the fiscal period ended December 31, 2003, the Corporation employed two (2) executive officers, Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration, both of whom continue to be employed. The aggregate cash compensation (including salaries, directors’ fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to such executive officers and corporations controlled by them, by the Corporation and its subsidiaries for services rendered during the fiscal period ended December 31, 2003, was $242,498. Other than as herein set forth, the Corporation did not pay any additional compensation to its executive officers (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees).

The following table sets forth total compensation paid by the Corporation and its subsidiaries, as the case may be, for that portion of the last three fiscal years in which the above were in existence in respect of the President and those officers whose compensation in the last fiscal year was Cdn$100,000 or more (the “Named Executive Officers”); in this case Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration.

STATEMENT OF EXECUTIVE COMPENSATION

		ANNUAL COMPENSATION				LONG-TERM COMPENSATION
						AWARDS PAYOUTS
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	PERFORMANCE RIGHT ($) (BONUS)	OTHER ANNUAL COMPENSATION ($)		SECURITIES GRANTED UNDER OPTION/ SARS(1) GRANTED #		RESTRICTED SHARES OR RESTRICTED SHARE-UNITS	LTIP(2) PAYOUTS ($)	ALL OTHER COMPENSATION ($)
Allen V. Ambrose President and Director	January 1, 2001 - December 31, 2001	87,444	Nil	9,767	(3)(4)	Nil		Nil	Nil	Nil

	January 1, 2002 - December 31, 2002	87,444	Nil	9,903	(3)(6)	160,000	(8)	Nil	Nil	Nil

	January 1, 2003 - December 31, 2003	109,236	Nil	12,013	(3)(9)	510,000	(11)	Nil	Nil	Nil

Brian Gavin Vice President, Exploration	January 1, 2001 - December 31, 2001	87,444	Nil	9,767	(3)(5)	Nil		Nil	Nil	Nil

	January 1, 2002 - December 31, 2002	87,444	Nil	9,903	(3)(7)	160,000	(8)	Nil	Nil	Nil

	January 1, 2003 - December 31, 2003	109,236	Nil	12,013	(3)(10)	510,000	(11)	Nil	Nil	Nil

Notes:

(1)	“SARS” or “stock appreciation right” means a right granted by the Corporation, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Corporation.

(2)	“LTIP” or “long term incentive plan” means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.

(3)	Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under an operating agreement entered into on March 15, 1995 (“Operating Agreement”), which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin’s compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare and FUTA.

(4)	From January 2001 to December 2001 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,407

(5)	From January 2001 to December 2001 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,407

(6)	From January 2002 to December 2002 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,543

(7)	From January 2002 to December 2002 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,543

(8)	Includes stock options granted on August 22, 2002 entitling the holder to acquire 160,000 common shares at an exercise price of Cdn$0.40.

(9)	From January 2003 to December 2003 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

401 K Base	$3,270
401 K Match	$2,180
Medical Insurance	$6,563

(10)	From January 2003 to December 2003 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

401 K Base	$3,270
401 K Match	$2,180
Medical Insurance	$6,563

(11)	Includes stock options granted on March 21, 2003 and December 2003 entitling the holder to acquire 150,000 and 360,000 common shares, respectively at an exercise price of Cdn$0.31 and Cdn$0.59, respectively.

2.	Stock Options

The Named Executive Officers of the Corporation were granted the following stock options during the fiscal period ended December 31, 2003.

OPTION GRANTS IN LAST FISCAL YEAR

	INDIVIDUAL GRANTS
	Number of	% of Total Options
	Securities	Granted to	Market Price at	Exercise or
	Underlying Options	Employees in Fiscal	Date of Grant	Base Price
Name	Granted (#)	Year	(Cdn$)	(Cdn$/Sh)	Expiration Date
Allen Ambrose	150,000	22.8%	$0.30	$0.31	March 21, 2013
President	360,000		$0.59	$0.59	December 5, 2008
Brian Gavin	150,000	22.8%	$0.30	$0.31	March 21, 2013
Vice President, Exploration	360,000		$0.59	$0.59	December 5, 2008

Notes:

(1)	All options are granted with an exercise price equal to the market price of the common shares on the date of the grant. All options vest immediately.

The following table sets forth details of the fiscal year-end value of unexercised options on an aggregated basis held by the Named Executive Officers for the fiscal year ended December 31, 2003:

AGGREGATED OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003

NAME	SECURITIES ACQUIRED ON EXERCISE (#)	AGGREGATE VALUE REALIZED ($)	UNEXERCISED OPTIONS AT MOST RECENT YEAR END (#) EXERCISABLE/ UNEXERCISABLE	VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS AT MOST RECENT YEAR END(1)(2) ($) EXERCISABLE/ UNEXERCISABLE
Allen V. Ambrose, President	0	0	980,000/Nil	70,161/0
Brian Gavin, Vice President, Exploration	0	0	980,000/Nil	70,161/0

Notes:

(1)	Value of unexercised in-the-money options calculated using the closing price of common shares on the TSX Venture Exchange (“TSXV”) on December 31, 2003, less the exercise price of in-the-money stock options.

(2)	The last day the common shares traded in 2003, the closing price of the common shares on the TSXV was Cdn $0.53. There were 410,000 stock options for each Named Executive Officer that were in the money as of December 31, 2003. The exercise price of these options was greater than the closing price on December 31, 2003.

(3)	The currency exchange rate applied in calculating the value of unexercised in-the-money options was the late New York trading rate of exchange for December 31, 2003 as reported by the Wall Street Journal for conversion of United States dollars into Canadian dollars was U.S.$1.00 = Cdn$1.2942 or Cdn$1.00 = U.S.$0.7727.

3.	Long-term Incentive Plans

The Corporation has not had and does not currently have any long term incentive plans, other than stock options to be granted from time to time by the Board of Directors under the provisions of the Corporation’s stock option plan. See “Stock Option Plan”.

4.	Stock Appreciation Rights and Restricted Shares

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal periods ended December 31, 2001, December 31, 2002 or December 31, 2003. Furthermore, no stock appreciation rights were exercised.

5.	Stock Option and SAR Repricing

The Corporation did not make any downward repricing of stock options or stock appreciation rights during the fiscal period ended December 31, 2003.

6.	Pension and Retirement Plans and Payments made upon Termination of Employment

During the fiscal periods ended December 31, 2001, December 31, 2002 or December 31, 2003, the Corporation did not have in place any pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. The Corporation is not party to any compensation plan or arrangement with a Named Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

On January 1, 2004, the Corporation adopted a defined contribution benefit plan (the “Retirement Plan”) authorized under Section 401(k) of the Internal Revenue Code for all employees who are 21 years of age, have completed one year of service, and have worked a minimum of 1,000 hours annually. All employees as of January 1, 2004 were eligible to participate in the Retirement Plan. Eligible employees can contribute up to 100% of their prior year compensation. The Corporation will contribute 100% of the first 4% of the employee’s contribution. The Corporation will also make an annual discretionary contribution as determined by the Board of Directors.

7.	Employment and Management Contracts

(a)	Degerstrom provided management services to the Corporation and provided technical input on the Corporation’s properties and projects pursuant to the Operating Agreement. Under the Operating Agreement, Degerstrom supplied management personnel as requested by the Corporation for the exploration programs on properties and provided related offsite administrative assistance as required. This agreement allowed the Corporation to minimize its overhead by providing for reimbursement to Degerstrom of direct out of pocket and certain allocated indirect costs and expenses and the payment of a management fee of 15%. During the year ended December 31, 2003 administrative fees were paid to Degerstrom of $49,226 on total costs incurred by the Corporation of $377,402. Effective December 31, 2003, the Operating Agreement was terminated. See “Certain Relationships and Related Transactions”.

(b)	The Corporation had entered into an agreement dated April 30, 1996, as amended on October 31, 1997 with Waiata Resources located in Littleton, Colorado. The agreement provided that Allan J. Marter, who is the principal of Waiata Resources (“Waiata”) and was a director and officer of the Corporation, would provide financial advisory services to the Corporation including the oversight of the accounting function and reporting, joint venture negotiations and documentation, business and financial planning and the review and evaluation of investment opportunities. Waiata received a retainer of $2,800 per month which entitled the Corporation of up to five days of advisory services from Allan J. Marter per month. Additional advisory services were paid at the pro rata rate based on $560 per day. The agreement provided for termination by the Corporation upon thirty days written notice. This agreement has since been terminated upon the resignation of Allan J. Marter as Chief Financial Officer, effective March 29, 2000. Mr. Marter has continued to provide corporate finance services on an as needed basis, without a contract from March 29, 2000; he was paid $1,120 from January to December 2003. Mr. Marter resigned as a director on September 23, 2003.

(c)	On March 10, 2003, the Corporation entered into an executive employment contract, effective January 1, 2003 as amended with Allen Ambrose for the provision of consulting services, mineral exploration company management and to serve as President and director of the Corporation. The contract provides that Mr. Ambrose will receive annual compensation of $109,000 per year plus associated benefits. The compensation shall be payable in equal installments. The agreement will continue in effect until December 31, 2003 and shall be automatically renewed annually unless terminated. In the event of termination without cause which includes on a change of control, or upon the resignation by Mr. Ambrose upon a change of control, Mr. Ambrose will be paid an amount equal to the total compensation received by Mr. Ambrose from the Corporation in the six calendar months immediately prior to the date of termination and an additional one-sixth of this amount for every year including partial years that the executive served with the Corporation. In addition, the Corporation, within 90 days of the date of termination, will be entitled to cancel any options held by Mr. Ambrose which remain unexercised on the date of expiration of the options by paying to Mr. Ambrose an amount equal to the difference between the exercise price of the options and the average closing price of the common shares on the relevant stock exchange or trading platform during the previous 30 days. Alternatively, the term of the options may be extended under mutually acceptable terms and conditions.

(d)	On March 10, 2003, the Corporation entered into an executive employment contract, effective January 1, 2003 as amended with Brian Gavin for the provision of executive services in geology, mineral exploration and to serve as Vice President Exploration of the Corporation. The contract provides that Mr. Gavin will receive annual compensation of $109,000 per year plus associated benefits. The compensation shall be payable in equal installments. The agreement will continue in effect until December 31, 2003 and shall be automatically renewed annually unless terminated. In the event of termination without cause which includes on a change of control, or upon the resignation by Mr. Gavin upon a change of control, Mr. Gavin will be paid an amount equal to the total compensation received by Mr. Gavin from the Corporation in the six calendar months immediately prior to the date of termination and an additional one-sixth of this amount for every year including partial years that the executive served with the Corporation. In addition, the Corporation, within 90 days of the date of termination, will be entitled to cancel any options held by Mr. Gavin which remain unexercised on the date of expiration of the options by paying to Mr. Gavin of an amount equal to the difference between the exercise price of the options and the average closing price of the common shares on the relevant stock exchange or trading platform during the previous 30 days. Alternatively, the term of the options may be extended under mutually acceptable terms and conditions.

C.	Stock Option Plan

The Board of Directors of the Corporation has adopted a stock option plan (the “Plan”) which was approved with amendments by the shareholders of the Corporation at the Annual and Special Meeting of Shareholders held on June 26, 1996. Subsequently at the Corporation’s Annual and Special Meeting of Shareholders held on June 26, 1998, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 2,000,000 to 3,000,000 common shares. Further at the Corporation’s Annual General and Special Meeting of Shareholders held on June 23, 2000, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 3,000,000 to 6,000,000 common shares. Finally at the Corporation’s annual general and special meeting of shareholders held on September 3, 2003, the shareholders approved a further amendment increasing the percentage of common shares reserved from 10% to 20% of the Corporation’s issued and outstanding shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 20% of the Corporation’s issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares.

The purpose of the Plan is to advance the interests of the Corporation and its subsidiaries and affiliates by encouraging the directors, officers, employees and consultants of the Corporation and its subsidiaries to acquire common shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its subsidiaries in the conduct of their affairs.

The common shares to be offered under the Plan consist of common shares of the Corporation’s authorized but unissued common shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 20%, subject to shareholder approval, of the Corporation’s issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The number and kind of common shares available for grants under the Plan is subject to adjustment by the Board of Directors if the outstanding common shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation.

If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased common shares subject thereto will again become available for the purpose of the Plan. No fractional common shares are issued under the Plan on any such adjustment.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of May 1, 2004:

GROUP	NUMBER OF			EXERCISE PRICE
(NUMBER OF PERSONS	COMMON SHARES			PER COMMON
IN GROUP)	UNDER OPTION	DATE OF GRANT	EXPIRY DATE	SHARE CDN$
2 Named Executive Officers	420,000	June 3, 1999	June 3, 2004	0.55
	200,000	September 5, 2000	August 28, 2005	0.16
	320,000	August 22, 2002	June 27, 2007	0.40
	300,000	March 21, 2003	March 21, 2013	0.31
	720,000	December 5, 2003	December 5, 2008	0.59
4 Directors(1)	320,000	June 3, 1999	June 3, 2004	0.55
	48,500	September 5, 2000	August 28, 2005	0.16
	260,000	August 22, 2002	June 27, 2007	0.40
	180,000	March 21, 2003	March 21, 2013	0.31
	345,000	December 5, 2003	December 5, 2008	0.59
19 Others(2)	261,000	June 3, 1999	June 3, 2004	0.55
	29,000	June 3, 1999	June 3, 2004	0.59
	85,000	September 5, 2000	August 28, 2005	0.16
	220,000	August 22, 2002	June 27, 2007	0.40
	145,000	March 21, 2003	March 21, 2013	0.31
	25,000	August 27, 2003	August 27, 2008	0.36
	435,000	December 5, 2003	December 5, 2008	0.59
	100,000	March 29, 2004	March 29, 2009	0.50
Total	4,413,500

Notes:

(1)	Directors who are not Named Executive Officers.

(2)	Includes employees, consultants of the Corporation and its subsidiaries as well as directors and officers of subsidiaries whose holdings are not previously disclosed.

D.	Other Compensation

During the Corporation’s fiscal period ended December 31, 2003 the Corporation accrued and/or paid fees to Field LLP for the provision of ongoing legal services to the Corporation amounting to approximately $123,019. Bonnie L. Kuhn, the Secretary, Chief Financial Officer and Director of the Corporation, is an associate of such firm. During the Corporation’s fiscal period ended December 31, 2003, the Corporation accrued and/or paid fees for financial consulting to Allan Marter in the amount of $1,120. Mr. Marter resigned as a director on September 23, 2003. During the Corporation’s fiscal period ended December 31, 2003, the Corporation accrued and/or paid fees for geological consulting to Darryl Drummond in the amount of $3,613.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

E.	Compensation Committee Report on Executive Compensation

The Corporation does not have a separate Compensation Committee. The Board of Directors of the Corporation deals with all compensation matters. Mr. Ambrose, who is the President of the Corporation and also a director, does not take part in the board discussions regarding his salary.

In March of 2003 the Corporation entered into its own executive employment contracts with Messrs. Ambrose and Gavin effective for the year beginning January 1, 2003. Prior thereto Messrs. Ambrose and Gavin, as employees of Degerstrom, provided services under the Operating Agreement which services were invoiced to the Corporation under the said agreement.

The mandate of the Board of Directors includes approving compensation arrangements for all executive officers of the Corporation and its controlled subsidiaries (subject to the approval of the board of directors of the subsidiaries, if required). Cash and benefits compensation is provided for in agreements that have been negotiated and entered into with the President and the Vice-Presidents of the Corporation as described above. At the time such agreements were entered into, the Board of Directors considered the compensation levels for such positions to be comparable to those of other public junior mineral exploration companies. Executive salaries are reviewed as required and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive’s position and an evaluation of each individual’s role and performance in advancing the successful development of the Corporation, the officer’s performance in general, the Corporation’s performance and a comparison of salary ranges for executives of other companies in similar businesses.

The Board of Directors has considered options to purchase common shares to be an essential element of the compensation arrangements for executive officers. In determining the amount of stock options to be granted, the Board of Directors has considered, among other things, the officer’s position, salary, and performance both overall and against specific objectives, which relates to the officer’s accomplishments and the Corporation’s performance.

THE COMPENSATION COMMITTEE
Allen V. Ambrose
John Johnson Crabb
A.D. (Darryl) Drummond
Bonnie L. Kuhn
Gary A. Craig

F.	Performance Graph

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1999 through 2003, together with the total shareholder return of the TSX Composite Index and the TSE Gold and Silver Index. The graph assumes an initial investment of Cdn$100 at December 31, 1999 and is based on the trading prices of the Common Shares on the TSXV for the dates indicated. Because the Company did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.

	12/31/99	12/31/00		12/29/01		12/31/02		12/31/03
Minera Andes Inc.
Dollar Value	100	61.11		66.67		233.33		294.44
Annualized Return Since base year		(38.9%	)	(18.4%	)	32.6%		31.0%
Return over previous year		(38.9%	)	9.1%		250%		26.2%
TSX Composite Index
Dollar Value	100	106.18		91.38		78.62		97.71
Annualized Return Since base year		6.2%		(4.4%	)	(7.7%	)	(0.6%	)
Return over previous year		6.2%		(13.9%	)	(14.0%	)	24.3%
TSE Gold and Silver Index*
Dollar Value	100	89.03		104.12		148.41		168.62
Annualized Return Since base year		(11.0%	)	2.0%		14.1%		14.0%
Return over previous year		(11.0%	)	16.9%		42.5%		13.6%

*	The TSE Gold and Silver Index was discontinued during the period and replaced by the TSX Canadian Gold Index. The Index for December 31, 2002 and 2003 was estimated by adjusting the December 31, 2001 return on the TSE Gold and Silver Index for the return indicated by the TSX Canadian Gold Index during 2002 and 2003.

G.	Corporate Governance

The Corporation’s Board of Directors considers good corporate governance to be central to the effective and efficient operation of the Corporation. As a TSXV Tier 1 issuer, the Corporation is now required to disclose its corporate governance practices on an annual basis. In preparing this disclosure the Corporation has consulted as a general reference the Toronto Stock Exchange (“TSX”) corporate governance disclosure guidelines. In addition, the Corporation has also been reviewing its governance practices in response to the extensive regulatory changes in progress arising from the US Sarbanes-Oxley Act of 2002. The Board of Directors intends to continue to assess its corporate governance methods as part of the Board’s ongoing commitment to ensure effective corporate governance.

The Board is currently comprised of five directors. This appears to be an efficient size for the business and permits an appropriate mix of skills and experience. However, the Corporation is reviewing candidates to fill the position left vacant by the resignation of Mr. Marter on September 23, 2003. The TSXV requires that at least two directors be independent.1 (Please note this standard is different than the TSX corporate governance guidelines which requires a majority of the directors to be unrelated.) The Board has considered the relationship to the Corporation of each of the current directors and has determined that three are independent. Mr. Ambrose (President) and Ms. Kuhn (Chief Financial Officer and Secretary) as the Corporation’s management are not independent. Mr. Craig is Vice President Operations for Degerstrom, which currently owns 8.2% of the Corporation’s shares. This is a decrease from the 10.5% of the Corporations shares it held on December 31, 2003. In addition, the Operating Agreement with Degerstrom has been terminated. See “Certain Relationships and Related Transactions”. Mr. Craig represents Degerstrom and is entirely independent of the Corporation’s management and would now be considered independent under the TSXV Policy. Finally, Messrs. Crabb and Drummond are independent of management.

The Board of Directors is responsible for the stewardship of the Corporation. It has the responsibility to oversee the conduct of the business, supervise management and endeavour to ensure that all major issues affecting the business and affairs of the Corporation are given proper and due consideration. The President, along with his management team, is responsible for formulating the mission, strategies and policies of the Corporation and presenting them to the Board for approval. The Board considers the information provided by the President and management and if appropriate, approves the strategies of the Corporation and the policies in which it is managed. Once implemented, the Board monitors and evaluates management’s performance on an ongoing basis and provides support and guidance to the President in achieving the Corporation’s business objectives.

The strategies and policies presented by management and approved by the Board establish the corporate objectives that the President is responsible for meeting and define the limits of management’s responsibilities. Matters that may result in a variance to the approved strategies and policies require Board approval. In addition, it is the practice of the Board to approve any major capital expenditures, acquisitions, divestitures or other material transactions, whether or not specifically set out in the annual business plan.

The Committee has reviewed the composition and operation of the Corporation’s Board of Directors in light of the TSXV Policies and the TSX’s corporate governance guidelines (the “Guidelines”). In the opinion of the Committee, circumstances where the Guidelines have not been adhered to are largely due to the fact that the Corporation is a junior mineral exploration company and has not yet fully developed the controls and procedures found in more established companies. The Corporation is committed to the

1	The TSXV requires an Issuer to have at least two directors who are neither employees, senior officers, control persons or management consultants of the Issuer, its associates or affiliates or Sponsoring Member.

objectives of the Guidelines established by the TSX and TSXV and will continue to work toward complying with the objectives set forth therein.

The Board has not felt it necessary to establish a nominating committee nor has the Board implemented a formal process for assessing the effectiveness of the Board as a whole, the committees of the Board and the contributions of individual directors. Rather, an informal consultative process is used with respect to both the appointment and assessment of directors. These informal mechanisms have been regarded as sufficiently effective. The entire Board of Directors participates in consideration of director nominees. During the last year, the Corporation has not received any director nominations from the shareholders of the Corporation.

The Board has not established a formal orientation and education program for new members of the Board. The current independent directors are experienced in boardroom procedure and corporate governance and generally have a good understanding of the business. As necessary, new members of the Board are provided with information about the Corporation and its industry. In addition, the Board participates from time to time in informal education, sometimes initiated by management, to ensure that its members hear about developments of interest affecting the Corporation and its operations.

The Board regularly reviews the adequacy and form of the compensation of the directors to ensure the compensation realistically reflects the responsibilities and risks involved in being an effective director and that the compensation allows the Corporation to attract qualified candidates as directors. This involves the review of publicly available data as well as independent surveys of director compensation of other companies every two years and the maintenance of directors’ and officers’ insurance coverage.

The Corporation’s directors can consult with the Corporation’s outside counsel as they may consider appropriate. In addition, an individual director can engage an outside advisor at the Corporation’s expense in appropriate circumstances with the approval of the Board of Directors.

The Audit Committee of the Board is composed of non-management directors: Messrs. Drummond, Crabb and Craig. Messrs. Drummond and Crabb are considered independent, as defined by the listing standards of the American Stock Exchange. Mr. Craig would not be considered independent under those standards, as a result of his relationship with Degerstrom. See “Certain Relationships and Related Transactions”.

The Board of Directors has not adopted a formal, written charter for the Audit Committee. However, the Board has charged the Audit Committee with the principal responsibilities of ensuring that the Corporation has internal control systems in place to identify and manage principal business risks, assess compliance with legal and regulatory requirements, assess the adequacy of insurance coverage, review the integrity and effectiveness of the internal control and management information systems, review financial information including annual and quarterly reports and other documents prepared by senior management for public distribution and to evaluate the effectiveness of the external audit function. The chairman of the Audit Committee has the right at all times to communicate directly with the external auditors.

The Board does not have a chairman independent of management. Mr. Ambrose, the President of the Corporation, acts a chairman of meetings of the Board. The Corporation believes that this structure best reflects the entrepreneurial leadership of the Corporation. The Board is satisfied that autonomy of the Board and its ability to function independently of management are protected by means such as the composition of the audit committee by independent majority of directors and through Board setting and monitoring the President’s corporate objectives.

Although the Board has not developed formal position descriptions for its members and for the President, the Board members and the President have a good understanding of their respective roles. In addition, the

Board sets quarterly and annual corporate objectives for the President and the attainment of these goals is carefully monitored at each Board meeting.

Shareholder Communications

The Corporation believes it is important to maintain good shareholder relations. The President and Vice President are responsible for shareholder communication and investor relations. The Corporation maintains a website to facilitate shareholder communications.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Transactions

There are no material interests, direct or indirect, of the current directors, senior officers, and shareholders who beneficially own, directly or indirectly, more than five (5%) percent of the outstanding common shares or any known associate or affiliates of such persons, in any matter to be acted upon nor in any transaction which has materially affected the Corporation since the commencement of the Corporation’s last financial year, other than as set forth herein or as previously disclosed, other than:

a.	On December 2, 2003, the Corporation, Degerstrom, Minera Andes S.A. (“MASA”) and Minera Andes (Cayman) Inc. (“MACI”) entered into an agreement to terminate certain agreements in place between the parties, to assign royalties payable to Degerstrom to the Corporation’s wholly owned subsidiary, MACI and cancel certain obligations payable to Degerstrom for the consideration of US$500,000. The agreement was subject to board approval, which was obtained on December 5, 2003, and TSXV approval, which was obtained on December 30, 2003. The closing occurred on January 13, 2004 with an effective date of December 31, 2003.

Background

Pursuant to an asset and share acquisition agreement dated March 8, 1995 among Degerstrom, MASA, the Corporation, NAD S.A. (“NAD”) and certain other parties, Degerstrom transferred its interest in a number of claims to NAD and MASA in consideration for a royalty (the “Degerstrom Royalty”) and transferred its ownership in MASA and NAD to the Corporation. The effective date of the transfer of such interests was July 1, 1994.

The Degerstrom Royalty is a percentage of the net smelter return royalty earned on the claims held (“Claims”) or any future claims acquired by these parties. The Claims are subject to a royalty equal to the difference between 3% and the underlying royalty which may be assigned by the province subject to a maximum royalty of 2% and a minimum royalty of 0%, payable to

Degerstrom. In the event that Degerstrom allocated and levied the Degerstrom Royalty on a Claim, the party could buy back such royalty upon payment of a certain consideration. After completion of this transaction, Degerstrom conveyed the shares it held in MASA and NAD to the Corporation. In consideration the Corporation issued to Degerstrom 4,000,000 common shares and the performance right (“Performance Right”), agreed to pay royalty on any property held by the Corporation or its affiliates and any future properties acquired and agreed to pay the aggregate amount of cost and expenses incurred by Degerstrom on behalf of the Corporation from July 1, 1994 to the closing date of the transaction. The Performance Right would be payable by the Corporation issuing 1,213,409 common shares if any of the properties comprising the Claims reached a standard of feasibility as set forth in the bankable feasibility study.

In addition, NAD, MASA and Degerstrom and the Corporation entered into the Operating Agreement pursuant to which Degerstrom was appointed as operator of the Claims and any future claims acquired in Argentina. Under the terms of the Operating Agreement, Degerstrom provided technical, administrative and management services as requested by the Corporation. Degerstrom is entitled to a management fee of 15% of the costs incurred by Degerstrom to cover offsite administration plus the costs for labour, materials and supplies.

At the time that these agreements were signed, Degerstrom was a significant shareholder of the Corporation, however, their shareholdings have been reduced over the years to currently approximately 8.2% of the Corporation (10.5% at the time the settlement agreement was signed). In addition, the reasons for entering into the Operating Agreement, which had been recommended by the sponsor at the time the Corporation was listed, are really no longer applicable. The Corporation is no longer a newly formed junior public company. In fact, the Corporation has been in existence for ten years. In addition, management and the Board of Directors thought it was prudent also for corporate governance reasons to separate itself from Degerstrom.

Settlement Agreement

1.	The parties terminated the Operating Agreement effective December 31, 2003. As a result of the termination, the Corporation vacated the office space provided by Degerstrom under the Operating Agreement. The Corporation’s new office is located at 111 East Magnesium Road, Suite A, Spokane, Washington 99208, U.S.A.

2.	There was a termination of the lock up agreement that had been previously entered into in the summer of 2003, when the Corporation was reviewing potential merger candidates.

3.	The parties to the settlement agreement acknowledged that the Degerstrom Royalty covered the current properties held by the Corporation and its subsidiaries. Degerstrom assigned the Degerstrom Royalty payable under the asset agreement on the current properties to MACI and the Performance Right was cancelled.

The consideration for the above was the payment of $500,000. In addition, a further payment of $250,000 is payable if any of the current properties other than the properties comprising the San Josè project meet certain conditions, i.e., bankable feasibility or commercial production.

b.	Prior to the termination of the Operating Agreement, under its terms, Degerstrom provided technical, administrative and management services as requested by the Corporation. Consideration was 15% of the costs incurred by Degerstrom on behalf of the Corporation. Costs paid directly by the Corporation were not subject to the fee.

During the years ended December 31, 2003 and 2002, administrative fees were paid to Degerstrom of $49,226 and $41,144 on total costs incurred by the Corporation of $377,402 and $315,434 respectively.

Relationships

Certain directors and officers of the Corporation are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation as director or otherwise in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Corporation. As required by law, each of the directors of the Corporation is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Corporation.

Mr. Craig is a director of the Corporation and is also Vice President Operations of Degerstrom, which was a significant shareholder of the Corporation at the end of December 31, 2003. Degerstrom currently holds 8.2% of the issued and outstanding shares of the Corporation.

Ms. Kuhn is counsel at Field LLP, a law firm based in Calgary, Canada which has provided legal services to the Corporation during 2003 and serves as a director and officer of the Corporation. See “Compensation of Executive Officers and Directors — Other Compensation” for further details.

PRINCIPAL ACCOUNTING FIRM FEES

The Corporation incurred the following fees for services performed by its principal accounting firm, BDO Dunwoody LLP, during fiscal 2002 and 2003:

A.	Audit Fees

The fees billed for each of the fiscal years ended December 31, 2003 and December 31, 2002 for professional services rendered by BDO Dunwoody LLP for the audit of the Corporation’s annual financial statements and review of financial statements included in quarterly reports on Form 10-QSB or services that are normally provided by BDO Dunwoody in connection with statutory and regulatory filings or engagements for each of those fiscal years were $19,250 and $17,293, respectively.

B.	Audit Related Fees

There were no other audit related fees in 2003.

C.	Tax Fees

Aggregate fees billed by BDO Dunwoody for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2003 and December 31, 2002 were $2,455 and $4,025, respectively. These fees include fees relating to the reviews of tax returns, tax consulting and planning.

D.	All Other Fees

BDO Dunwoody did not bill the Corporation for any products or services, other than those services covered in (a) and (b) above for the fiscal years ended December 31, 2003 and December 31, 2002.

E.	Audit Committee Approval of Audit and Non-Audit Services

In 2003, the Audit Committee had not formally adopted any pre-approval polices and procedures relating to the provision of non-audit services by the Corporation’s independent auditors, BDO Dunwoody. Instead, each type of non-audit service proposed to be provided by BDO Dunwoody was approved on an individual basis by the Audit Committee in advance of the rendering of such non-audit services.

For 2004, the Audit Committee will pre-approve the use of BDO Dunwoody for specific tax-related services. In such case, the Audit Committee will also set a specific annual limit on the amount of such tax-related services that the Corporation will obtain from BDO Dunwoody, and will require management to report the specific engagements to the Audit Committee. All other non-audit services other than the pre-approved services set forth above and any services that exceed the annual limits set forth in the policy must be pre-approved by the Audit Committee.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board of Directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors’ Report thereon, the election of directors and the appointment of auditors.

A.	Report to Shareholders

The Board of Directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2003.

B.	Number of Directors

For this forthcoming year, it is proposed that the Board of Directors shall consist of five (5) members. At the Meeting, shareholders will be asked to consider and, if thought fit, approve an ordinary resolution fixing the number of directors to five (5).

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the resolution fixing the number of directors to five (5).

C.	Election of Directors

At the Meeting, it will be proposed that five (5) directors be elected to hold office until the next Annual General Meeting of Shareholders or until their successors are elected or appointed. There are presently five (5) directors of the Corporation, each of whose terms of office will expire at the Meeting. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board of Directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his common shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation, presently held by him or her, his or her municipality of residence, his or her principal occupation at the present and during the preceding five years and the period during which he or she has served as a director. Information respecting the number of voting common shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of May 1, 2004 hereof (except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them) can be found under the heading “Voting Shares and Security Ownership of Certain Beneficial Owners and Management”.

NAME, AGE AND MUNICIPALITY
OF RESIDENCE	POSITION HELD	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Allen V. Ambrose, 47 Spokane, Washington	President and Director	Director and President of the Corporation since November 6, 1995. Director of Cadre Resources Ltd. from April 1994 to March 2001. Director of and consults with Century Mining Corporation and Kaieteur Resource Corporation since July 2002. Provides management and geologic consulting services to Franconia Minerals Corporation since August 1998.

John Johnson Crabb, 78(1) Madeira Park, B.C.	Director	A director of the Corporation since November 6, 1995. Mr. Crabb was a Mining Executive/ Geologist and Director with Inland Resources, Inc., a mining company from 1985 to November 1995; Director of Cadre Resources Ltd. from April 1995 to March 1996.

A.D. (Darryl) Drummond, 67 Ph.D., P. Eng.(1) Vancouver, British Columbia	Director	A director of the Corporation since June 26, 1996. Mr. Drummond is a Professional Engineer; President of D.D.H. Geomanagement from 1981 to present; Director of International All-North Resources Ltd. from July 1996 to December 1998; Director of Riverdance Res. Corp. from January, 1998 to December 1998; Director of The Quinto Mining Corporation from September 1996 to August 1997; Director of Kaieteur Res. Corp. from December 1998 to present; Director of Saxony Explorations Ltd. from February 2000 to present; Director of Valerie Gold Resources Ltd. from November 6, 1998 to March 27, 2003. Director of Valgold Resources Ltd. from March 27, 2003 to present.

NAME, AGE AND MUNICIPALITY
OF RESIDENCE	POSITION HELD	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Bonnie L. Kuhn, 38 Calgary, Alberta	Chief Financial Officer, Secretary and Director	A director and officer of the Corporation since June 19, 1997 and Chief Financial Officer since May 15, 2000. Associate with Ogilvie and Company, Barristers and Solicitors, from 1994 to December 31, 1998. From January 1, 1999 to June 1, 2001, a partner with Armstrong Perkins Hudson LLP, Barristers & Solicitors. From June 2001 to the present, a senior associate with Field LLP. Director of Talon Petroleums Ltd., an oil and gas exploration company, from September 1997 to September 1999. Director of Tajzha Ventures Ltd. an oil and gas exploration company from October 25, 2000 to present. Director and officer of Franconia Minerals Corporation since August 1998. Director of Aludra Inc. since April 2002.

Gary A. Craig, 55(1) Spokane, Washington	Director	A director of the Corporation since April 12, 2002. Mr. Craig is Vice President of Operations for N.A. Degerstrom, Inc., a position he has held since August 2000. Previously Gary Craig was Project Manager for Dravo Corporation, a mining company.

Notes:

(1)	Member of Audit Committee.

The audit committee of the Corporation currently consists of Gary A. Craig, Darryl Drummond and John Johnson Crabb. The general function of the audit committee is to review the overall audit plan and the Corporation’s system of internal controls, to review the results of the external audit, and to resolve any potential dispute with the Corporation’s auditors.

The Board of Directors of the Corporation met 14 times during 2003. The audit committee met four times during 2003. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the audit committee of which the director was a member during 2003. The Corporation does not have an executive committee or a compensation committee at this time.

The Corporation does not have a formal policy with respect to the attendance of Board members at shareholder meetings. However, attendance of Board members is encouraged where possible. At the Corporation’s last annual general and special meeting held in 2003, two directors attended the shareholders meeting.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the election of the above directors.

D.	Appointment of Auditor

Unless otherwise directed, it is management’s intention to vote the proxies in favour of an ordinary resolution to appoint the firm of BDO Dunwoody LLP as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until BDO Dunwoody LLP is removed from office or resigns as provided by law and by the Corporation’s by-laws and to authorize the directors of the Corporation to fix the remuneration of BDO Dunwoody LLP as auditors of the Corporation. BDO Dunwoody LLP has been the auditor of the Corporation since July 24, 2001.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

ATTENDANCE OF ACCOUNTANTS

The Corporation has been advised by BDO Dunwoody LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives of BDO Dunwoody LLP will not be present at the Meeting.

GENERAL

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of common shares. If a majority of the common shares represented at the Meeting should be withheld from voting for the appointment of BDO Dunwoody LLP as auditors of the Corporation, the Board of Directors will appoint another firm of chartered accountants based upon the recommendation of the audit committee, which appointment for any period subsequent to the next annual meeting of shareholders will be subject to approval by the shareholders at that meeting.

The contents and the sending of this Management Information Circular have been approved by the Board of Directors of the Corporation.

ANNUAL REPORT

Shareholders as of the record date of May 7, 2004, will receive with this Management Information Circular a copy of the Corporation’s 2003 Form 10-KSB, including audited financial statements for the fiscal year ended December 31, 2003.

OTHER BUSINESS

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Because the Corporation is a foreign private issuer, as defined in Rule 3b-4 under the Securities Exchange Act of 1934 (the “Exchange Act”), the Corporation’s securities are exempt from the beneficial ownership reporting requirements in Section 16(a) of the Exchange Act pursuant to the exemption in Rule 3a12-3(b) under the Exchange Act.

SHAREHOLDER COMMUNICATIONS AND SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

The Board of Directors has not established a formal process for shareholders to send communications to the Board. However, any shareholder who wishes to direct a written communication to the Board may do so by delivering that communication to one of the Corporation’s executive officers, who will bring it to the attention of the Board at its next meeting. The Board of Directors considers this informal system of communication to be effective for a business the size of the Corporation.

Shareholder proposals submitted for inclusion in the 2005 proxy materials and consideration at the 2005 Annual Meeting of Shareholders must be received by the Corporation by February 24, 2005. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 7th day of May, 2004.

ON BEHALF OF THE MANAGEMENT OF MINERA ANDES INC.

“Allen V. Ambrose”	“Bonnie L. Kuhn”
ALLEN V. AMBROSE	BONNIE L. KUHN
Signing as Chief Executive Officer	Chief Financial Officer and Secretary

MINERA ANDES INC.

INSTRUMENT OF PROXY

FOR THE ANNUAL GENERAL MEETING OF COMMON SHAREHOLDERS

June 24, 2004

The undersigned shareholder of Minera Andes Inc. (the “Corporation”) hereby appoints Mr. Allen V. Ambrose, President and Director of the Corporation, or failing him Ms. Bonnie Kuhn, Chief Financial Officer, Secretary, and Director of the Corporation, or instead of either of the foregoing                                        , as proxyholder of the undersigned at the Annual General Meeting of Shareholders (the “Meeting”), to be held on Thursday, June 24, 2004 and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders’ direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the common shares represented by this instrument of proxy in the following manner:

1.	FOR ☐	AGAINST ☐

Ordinary resolution setting the number of directors to be elected at five (5).

2.	FOR all nominees except as marked to the contrary below. ☐	WITHHOLD AUTHORITY to vote for all nominees listed below. ☐

Instructions: To withhold authority to vote for any individual, strike a line through the nominee’s name below.

Allen V. Ambrose, Gary A. Craig, Bonnie L. Kuhn, John Johnson Crabb, A.D. Drummond

The election of the directors for the ensuing year.

3.	FOR ☐	WITHHOLD ☐

Appointment of BDO Dunwoody LLP as Auditor for the ensuing year at a remuneration to be fixed by the directors.

4.	At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder’s sole judgment, may determine.

This Instrument of Proxy is solicited on behalf of the management of the Corporation. If this Instrument of Proxy is received, the shares it represents will be voted as the shareholder indicates above. If this Instrument of Proxy is received but no direction is given above, the shares will be voted in favour of the above matters.

Each shareholder has the right to appoint a proxyholder other than the persons designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder’s shares are to be voted.

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This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder’s attorney on behalf of the shareholder if such attorney is authorized, in writing, to do so. If executed by the shareholder’s attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this            day of                               , 2004.

(signature of shareholder)

(name of shareholder — Please Print)

Number of Common Shares Held

NOTES:

1.	This Instrument of Proxy will not be valid and will not be acted upon or voted unless it is completed as outlined herein and delivered to the Corporation c/o the offices of the Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 – 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours, excluding Saturdays and holidays, before the time set for the Meeting or any adjournment thereof.

2.	If the shareholder is an individual, this Instrument of Proxy must be executed by the shareholder or his attorney authorized in writing.

3.	If the shareholder is a corporation, this Instrument of Proxy must be executed under corporate seal or by a duly authorized officer or attorney of the Corporation.

4.	Persons signing as executors, administrators, trustees, etc. should so indicate and give their full title as such.

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SUPPLEMENTARY MAIL LIST
RETURN CARD

NOTE:	If you wish to be included in the Supplementary Mailing List of Minera Andes Inc. in order to receive its interim financial statements and management’s discussion and analysis for the ensuing year, please complete and return this card.

TO:	Minera Andes Inc. 111 East Magnesium Road, Suite A Spokane, Washington 99208 U.S.A.

The undersigned certifies that the undersigned is the owner of securities of Minera Andes Inc. and requests that the undersigned be placed on the Supplementary Mailing List of Minera Andes Inc. for its interim financial statements and management’s discussion and analysis for the ensuing year.

DATED: , 2004	Name (please print)

Address

Signature

Name and title of person signing if different from name above.